SECURITIES & EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) June 24. 1998
       ---------------------------------------------------------------


                           CASTLE BANCGROUP, INC.
                           ----------------------
           (Exact Name of registrant as specified in its charter)


                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

   0-25914                                           36-3238190
   ------------------------                          --------------------
   (Commission File Number)                          (IRS Employer
                                                     Identification No.)

   121 W. Lincoln Hwy. DeKalb, Il.    60115
   -----------------------------------------
   (Address including zip code of Principal Executive Offices)


   Registrant's telephone number, including area code (815) 758-7007
                                                      --------------





   Item 5.   Other Events

   Incorporated by reference is a press release issued by the Registrant on June 24, 1998, attached as Exhibit 99, providing information concerning the Registrant's announcement of its intention to pay a semi-annual dividend and inform stockholders regarding its relationship with ABN-AMRO, a Chicago, Illinois based investment and brokerage firm being used to provide a primary market in the registrant's common stock.

   Item 7.   Financial Statements and Exhibits

        (a)  Exhibit

        Exhibit 99 - Press release issued June 24, 1998

   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CASTLE BANCGROUP, INC.



   Date:  June 30, 1998                    By:  /s/ Victoria S. Maher
                                                ---------------------
                                           Victoria S. Maher
                                           Chief Accounting Officer and
                                           Controller
                                 EXHIBIT INDEX
                                 -------------

   Exhibit
   Number                        Description
   -------                       -----------

   99                            Press release issued June 24, 1998